                                                                    EXHIBIT 20


                        AMERICAN HONDA FINANCE CORPORATION
                 Servicer's Certificate - Honda Auto Lease Trust 1999-A Distribution Date of September 15, 2000 for the Collection Period of
                      August 1, 2000 through August 31, 2000



POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                           3,300,158,606.28

Servicer Advance                                                             -
Servicer Payahead                                                   7,383,934.30
Number of Contracts                                                      172,598
Weighted Average Lease Rate (Discounted)                            9.05%
Weighted Average Lease Rate                                         6.29%
Weighted Average Remaining Term                                     30.48
Servicing Fee Percentage (annual)                                   1.00%

POOL DATE - CURRENT MONTH
   Aggregate Net Investment Value                               2,600,850,048.20
   Number of Current Contracts                                           155,979
   Weighted Average Lease Rate (Discounted)                         9.04%
   Weighted Average Lease Rate                                      6.29%
   Weighted Average Remaining Term                                  16.74


-------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                          115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and
    iii are satisfied)                                              5.50%
  Specified Reserve Fund Amount (if Tests i, ii and
    iii are satisfied)                                            181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or
    iii are not satisfied)                                          6.50%
  Specified Reserve Fund Amount (if Tests i, ii or
    iii are not satisfied)                                        214,081,288.79

  Beginning Balance                                               180,488,510.35
  Net Investment Income Retained                                          -
  Deposit Amount                                                      657,195.55
  Withdrawal Amount                                                   698,821.71
  Excess Reserve Amount Released                                          -
  Ending Balance                                                  180,446,884.19
  Specified Reserve Fund Balance                                  181,145,705.90
  Net Investment Income                                             1,003,243.85
  Cumulative Withdrawal Amount                                      2,054,766.37
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CREDIT LOSSES:                                        Vehicle
                                                      Count        Amount
                                                      ---------    ------
  Contracts Charged-off During the Collection Period     187
  Discounted Principal Balance                                      3,101,021.07
  Net Liquidation Proceeds for the Collection Period               (2,513,847.25)
  Recoveries - Previously Charged-off Contracts                       256,405.42
     Aggregate Credit Losses for the Collection Period                330,768.40

  Repossessions for the Collection Period                             122
  Cumulative Credit Losses for all Periods                          5,464,479.84

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
  Second Preceding Collection Period                                0.19%
  First Preceding Collection Period                                 0.18%
  Current Collection Period                                         0.15%
--------------------------------------------------------------------------------
TEST (i)(CHARGE-OFF RATE TEST)
Three Month Average                                                 0.17%
Charge-off Rate Test
  (Test satisfied if LESS THAN OR EQUAL TO 1.5%)                  Test Satisfied
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   Discounted
                                  Percent   Accounts  Percent  Principal Balance
DELINQUENT CONTRACTS:             -------   --------  -------  -----------------
  31-60 Days Delinquent            0.70%     1,090     0.69%       18,024,452.84
  61-90 Days Delinquent            0.19%       291     0.18%        4,689,789.60
  Over 90 Days Delinquent          0.14%       213     0.14%        3,600,991.65
  Total Delinquencies                        1,594                 26,315,234.09

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE
THAN 60 DAYS TO THE OUTSTANDING NUMBER OF
RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                   0.21%
  First Preceding Collection Period                                    0.27%
  Current Collection Period                                            0.32%
-------------------------------------------------------------------------------
TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                    0.27%
Delinquency Rate Test
  (Test satisfied if LESS THAN OR EQUAL TO 1.5%)                 Test Satisfied
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS                    Vehicles
                                              --------
  Matured Lease Vehicle Inventory Sold           129               2,347,874.50
  Net Liquidation Proceeds                                        (2,234,826.17)
  Net Residual Value (Gain) Loss                                     113,048.33
  Cumulative Residual Value (Gain) Loss
    all periods                                                      390,249.70

                                                                Average        Average
                              Number     Scheduled   Sale    Net Liquidation   Residual
                               Sold      Maturities  Ratio      Proceeds        Value
                               ------    ----------  -----   ---------------   --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding
    Collection Period           118        153       77.12%    17,666.39      18,159.26
  First Preceding
    Collection Period           141        133         100%    17,374.35      18,368.43
  Current Collection Period     129        127         100%    17,324.23      18,200.58
  Three Month Average                                          17,454.99      18,242.76
                                                                            -----------
Ratio of Three Month Average Net
   Liquidation Proceeds to
   Average Residual Value                                                     95.68%

-----------------------------------------------------------------------------------------
                                                        CURRENT PERIOD
TEST (iii)(RESIDUAL VALUE TEST)                           AMOUNT/RATIO        TEST MET?
-------------------------------                         ---------------    --------------
a) Number of Vehicles Sold greater than 45% of
     Scheduled Maturities and greater than or
     equal to 500 Scheduled Maturities                         100%             Yes

b) 3 Month Average Matured Leased Vehicle Proceeds
     less than 75% of Average Residual Values                95.68%             Yes
     Residual Value Test (Test satisfied if tests
     a and b = Yes)                                                        Test Satisfied
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  SERVICER'S FEE DUE:                                                         Amount
                                                                            -------------
  Prior Cumulative Servicer's Fee Shortfall                                            -
  Servicer's Fee Due This Collection Period                                  2,212,089.39
  Servicer's Fee Paid                                                        2,212,089.39
  Current Cumulative Servicer's Fee Shortfall                                           -
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  ADVANCES AND PAYAHEADS:                                                       Amount
                                                                             ------------
  ADVANCES
  Prior Outstanding Servicer Advances                                        1,195,082.46
  Net Advance/(Recovery) This Period                                           149,124.16
  Nonrecoverable Prior Advances                                               (173,199.84)
  Current Outstanding Servicer Advances                                      1,171,006.78
  PAYAHEAD ACCOUNT
  Prior Outstanding Payahead Balance                                         8,394,176.83
  Net Allocation/(Collections) of Advanced Payments
     This Period                                                               (22,362.45)
  Current Outstanding Payahead Balance                                       8,416,539.28
-----------------------------------------------------------------------------------------

                                                                                      Securities       Class A1        Class A2
                                                                         Total      Balance (99.8%)     Balance         Balance
                                                                     -------------  ---------------  -------------   -------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections                                     19,268,925.46   19,230,387.61

  Interest Related To Prepayments in Full                               332,355.79      331,691.08
  Interest Related To Full Term and Over Term Payoffs                     3,968.14        3,960.20
  Interest Related To Reallocation Payments                               2,416.87        2,412.04
  Excess Liquidation Proceeds                                                    -               -
  Recoveries                                                            256,405.42      255,892.61
    Available Interest                                               19,864,071.68   19,824,343.54
PRINCIPAL
  Scheduled Principal Collections                                    28,967,145.74   28,909,211.45
  Prepayments in Full                                                15,810,296.23   15,778,675.64
  Full Term and Over Term Payoffs                                     3,147,273.13    3,140,978.58
  Reallocation Payment                                                  283,609.47      283,042.25
  Net Liquidation Proceeds                                            4,748,673.42    4,739,176.07
    Available Principal                                              52,956,997.99   52,851,083.99

WITHDRAWAL FROM RESERVE FUND                                            698,821.71     698,821.171

TOTAL OF SOURCES FOR DISTRIBUTION                                    73,519,891.38

DISTRIBUTIONS:
INTEREST
  Transferor Interest                                                    35,303.96
  Capped Trustee Fees                                                            -               -
  Class A Interest                                                   12,392,892.14   12,392,892.14                -     512,433.81
  Class A Interest Carryover Shortfalls                                          -               -                -              -
  Class B Interest                                                      365,750.00      365,750.00
  Class B Interest Carryover Shortfalls                                          -               -
  Class C Interest                                                      379,500.00      379,500.00
  Class C Interest Carryover Shortfalls                                          -               -
  Capped Contingent and Excess Liability Premiums                                -               -
  Capped Origination Trust Administrative Expenses                               -               -
  Other Capped Trustee Fees                                                      -               -
  Servicer's Fee                                                      2,212,089.39    2,207,665.21
  Unpaid Servicer's Fees Related to Prior Collection Periods                     -               -
  Reserve Fund Deposit                                                  657,195.55      657,195.55
  Certificate Interest                                                1,201,051.93    1,201,051.93
  Certificate Interest Carryover Shortfall                            2,620,288.70    2,620,288.70
  Excess Interest to Transferor                                                  -
    TOTAL DISTRIBUTIONS OF INTEREST                                  19,864,071.68   19,824,343.54                -     512,433.81

PRINCIPAL
  Transferor Principal                                                  105,914.00
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes              52,851,083.99   52,851,083.99                -  52,851,083.99
  Principal Distribution to A-5, B and C Notes                                   -               -
  Principal Distribution to Certificates                                         -               -
  Class A Covered Loss Amount                                           698,821.71      698,821.71                -     698,821.71
  Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall                                                          -               -                -              -
  Class B Covered and Uncovered Loss Amount                                      -               -
  Class C Covered and Uncovered Loss Amount                                      -               -
  Class B Note Principal Loss Carryover Shortfall                                -               -
  Class C Note Principal Loss Carryover Shortfall                                -               -
  Class B Note Interest on Principal Loss Carryover Shortfall                    -               -
  Class C Note Interest on Principal Loss Carryover Shortfall                    -               -
  Certificate Principal Loss Amount/Certificate Principal
    Carryover Shortfall                                                          -               -
  Uncapped Administrative Expenses (paid to the Trustees)
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                 53,655,819.70   53,549,905.70                -  53,549,905.70

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                                   7,297,378.28                -              -
  Current Period Increase (Decrease)                                                 (2,578,328.78)               -              -
  Ending Balance                                                                      4,719,049.50                -              -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                   5,874,770.25    5,861,706.32                -              -
  Current Period Increase (Decrease)                                     35,180.37       33,704.81                -              -
  Ending Balance                                                      5,909,950.62    5,895,411.13                -              -


                                                                       Class A3        Class A4        Class A5         Class B
                                                                        Balance         Balance         Balance         Balance
                                                                     -------------   -------------   -------------   -------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections

  Interest Related To Prepayments in Full
  Interest Related To Full Term and Over Term Payoffs
  Interest Related To Reallocation Payments
  Excess Liquidation Proceeds
  Recoveries
    Available Interest
PRINCIPAL
  Scheduled Principal Collections
  Prepayments in Full
  Full Term and Over Term Payoffs
  Reallocation Payment
  Net Liquidation Proceeds
    Available Principal

WITHDRAWAL FROM RESERVE FUND

TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
  Transferor Interest
  Capped Trustee Fees
  Class A Interest                                                    2,033,333.33    5,375,000.00     4,472,125.00
  Class A Interest Carryover Shortfalls                                          -               -                -
  Class B Interest                                                                                                      365,750.00
  Class B Interest Carryover Shortfalls                                                                                          -
  Class C Interest
  Class C Interest Carryover Shortfalls
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee
  Unpaid Servicer's Fees Related to Prior Collection Periods
  Reserve Fund Deposit
  Certificate Interest
  Certificate Interest Carryover Shortfall
  Excess Interest to Transferor
    TOTAL DISTRIBUTIONS OF INTEREST                                   2,033,333.33    5,375,000.00     4,472,125.00     365,750.00

PRINCIPAL
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                          -               -
  Principal Distribution to A-5, B and C Notes                                                                    -              -
  Principal Distribution to Certificates
  Class A Covered Loss Amount                                                    -               -                -
  Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall                                                          -               -                -
  Class B Covered and Uncovered Loss Amount                                                                                      -
  Class C Covered and Uncovered Loss Amount
  Class B Note Principal Loss Carryover Shortfall                                                                                -
  Class C Note Principal Loss Carryover Shortfall
  Class B Note Interest on Principal Loss Carryover Shortfall                                                                    -
  Class C Note Interest on Principal Loss Carryover Shortfall
  Certificate Principal Loss Amount/Certificate Principal
    Carryover Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                             -               -                -              -

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                              -               -                -              -
  Current Period Increase (Decrease)                                             -               -                -              -
  Ending Balance                                                                 -               -                -              -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                              -               -                -              -
  Current Period Increase (Decrease)                                             -               -                -              -
  Ending Balance                                                                 -               -                -              -


                                                                        Class C       Certificate    Transferor Interest
                                                                        Balance         Balance            Balance
                                                                     -------------   -------------   -------------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections                                                                           38,537.85

  Interest Related To Prepayments in Full                                                                     664.71
  Interest Related To Full Term and Over Term Payoffs                                                           7.94
  Interest Related To Reallocation Payments                                                                     4.83
  Excess Liquidation Proceeds                                                                                      -
  Recoveries                                                                                                  512.81
    Available Interest                                                                                     39,728.14
PRINCIPAL
  Scheduled Principal Collections                                                                          57,934.29
  Prepayments in Full                                                                                      31,620.59
  Full Term and Over Term Payoffs                                                                           6,294.55
  Reallocation Payment                                                                                        567.22
  Net Liquidation Proceeds                                                                                  9,497.35
    Available Principal                                                                                   105,914.00

WITHDRAWAL FROM RESERVE FUND

TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
  Transferor Interest                                                                                      35,303.96
  Capped Trustee Fees
  Class A Interest
  Class A Interest Carryover Shortfalls
  Class B Interest
  Class B Interest Carryover Shortfalls
  Class C Interest                                                      379,500.00
  Class C Interest Carryover Shortfalls                                          -
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee                                                                                            4,424.18
  Unpaid Servicer's Fees Related to Prior Collection Periods                                                       -
  Reserve Fund Deposit
  Certificate Interest                                                                1,201,051.93
  Certificate Interest Carryover Shortfall                                            2,620.288.70
  Excess Interest to Transferor                                                                                    -
    TOTAL DISTRIBUTIONS OF INTEREST                                     379,500.00    3,821,340.64         39,728.14

PRINCIPAL
  Transferor Principal                                                                                    105,914.00
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes
  Principal Distribution to A-5, B and C Notes                                   -
  Principal Distribution to Certificates                                                         -
  Class A Covered Loss Amount                                                                                      -
  Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall
  Class B Covered and Uncovered Loss Amount
  Class C Covered and Uncovered Loss Amount                                      -
  Class B Note Principal Loss Carryover Shortfall
  Class C Note Principal Loss Carryover Shortfall                                -
  Class B Note Interest on Principal Loss Carryover Shortfall
  Class C Note Interest on Principal Loss Carryover Shortfall                    -
  Certificate Principal Loss Amount/Certificate Principal
    Carryover Shortfall                                                                          -
  Uncapped Administrative Expenses (paid to the Trustees)
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                             -               -        105,914.00

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                              -    7,297,378.28
  Current Period Increase (Decrease)                                             -   (2,578,328.78)
  Ending Balance                                                                 -    4,719,049.50
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                              -    5,861,706.32         13,063.93
  Current Period Increase (Decrease)                                             -       33,704.81          1,475.56
  Ending Balance                                                                 -    5,895,411.13         14,539.49


                                                                                      Securities        Class A1        Class A2
                                                                       Total        Balance (99.8%)     Balance         Balance
                                                                 ----------------  ----------------  --------------  --------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                            19,864,071.68     19,824,343.54               -      512,433.81
  Principal Distributions                                           53,655,819.70     53,549,905.70               -   53,549,905.70
      Total Distributions                                           73,519,891.38     73,374,249.24               -   54,062,339.51


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)                          3,300,158,606.28
  Initial Note/Certificate Balance                                                 3,293,558,289.00  380,000,000.00  360,000,000.00
  Percent of ANIV                                                                      99.80%            11.51%          10.91%
  Class Allocation Percentage                                                                            12.89%          12.22%
  Note/Certificate Factor                                                                                 1.00            1.00
  Note/Certificate Rate                                                                                  5.445%          5.875%
  Servicer Advance                                                              -
  Servicer Payahead                                                  7,383,934.30
  Number of Contracts                                                     172,598
  Weighted Average Lease Rate                                          6.29%
  Weighted Average Lease Rate (Discounted)                             9.05%
  Weighted Average Remaining Term                                     30.48
  Servicing Fee Percentage                                             1.00%


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)                          2,654,507,268.34
  Note/Certificate Balance                                                         2,649,169,562.32               -  101,290,965.23
  Percent of ANIV                                                                      99.80%             0.00%           3.82%
  Class Allocation Percentage                                                                             0.00%           4.39%
  Note/Certificate Factor                                                                                 0.00            0.28
  Servicer Advance                                                   1,195,082.46
  Servicer Payahead                                                  8,394,176.83
  Number of Contracts                                                     157,494
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                     17.70
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                      31              31


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)                          2,600,850,048.20
  Note/Certificate Balance                                                         2,595,619,656.62               -   47,741,059.53
  Percent of ANIV                                                                      99.80%             0.00%           1.84%
  Class Allocation Percentage                                                                             0.00%           2.12%
  Note/Certificate Factor                                                                                 0.00            0.13
  Servicer Advance                                                   1,171,006.78
  Servicer Payahead                                                  8,416,539.28
  Number of Contracts                                                     155,979
  Weighted Average Lease Rate                                          6.29%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                     16.74
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                      31              31


                                                                    Class A3         Class A4         Class A5        Class B
                                                                    Balance          Balance          Balance         Balance
                                                                 --------------  ----------------  --------------  -------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                           2,033,333.33      5,375,000.00    4,472,125.00     365,750.00
  Principal Distributions                                                     -                 -               -              -
      Total Distributions                                          2,033,333.33      5,375,000.00    4,472,125.00     365,750.00


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                               400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    12.12%           30.30%           24.45%           2.00%
  Class Allocation Percentage                                        13.57%           33.93%           27.38%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Note/Certificate Rate                                              6.100%           6.450%           6.650%          6.650%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    15.07%           37.67%           30.40%           2.49%
  Class Allocation Percentage                                        17.33%           43.32%           34.96%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30               30               30              30


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    15.38%           38.45%           31.03%           2.54%
  Class Allocation Percentage                                        17.74%           44.35%           35.79%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30               30               30              30


                                                                    Class C      Certificate    Transferor Interest
                                                                    Balance        Balance            Balance
                                                                 -------------  --------------  -------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                            379,500.00    3,821,340.64            39,728.14
  Principal Distributions                                                    -               -           105,914.00
      Total Distributions                                           379,500.00    3,821,340.64           145,642.14


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                               66,000,000.00  214,558,289.00         6,600,317.28
  Percent of ANIV                                                     2.00%          6.50%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           1.00
  Note/Certificate Rate                                              6.900%         6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       66,000,000.00  208,878,597.09         5,337,706.02
  Percent of ANIV                                                     2.49%          7.87%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30             30


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       66,000,000.00  208,878,597.09         5,230,391.58
  Percent of ANIV                                                     2.54%          8.03%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30             30


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ John Weisickle
--------------------------------------
John Weisickle, Vice President Finance